Investor Presentation August 13, 2007 www.bfcfinancial.com

Except for historical information contained herein, the matters discussed in this document contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that involve substantial risks and uncertainties. When used in this document and in any documents incorporated by reference herein, the words "anticipate," "believe," "estimate," "may," "intend," "expect" and similar expressions identify certain of such forward-looking statements. Actual results, performance, or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements contained herein. The reader should also be cautioned that net asset value calculations, current value of investment calculations and implied returns are based solely on BFC's internal unaudited calculations and, in part, on current stock market values, estimates, comparable company analyses and other factors and may not reflect the actual value that could be realized if those investments were sold and may not reflect the value of those investments in the future. These forward-looking statements are based largely on the expectations of the Company and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company's control. When considering those forward-looking statements, the reader should keep in mind the risks, uncertainties and other cautionary statements made in this presentation, including those made in our SEC filings. These risks are subject to change based on factors which are, in many instances, beyond the Company's control. The reader should not place undue reliance on any forward-looking statement, which speaks only as of the date made. This document also contains information regarding the past performance of our investments and the reader should note that prior or current performance of investments and acquisitions is not a guarantee or indication of future performance. Some factors which may affect the accuracy of the forward-looking statements apply generally to the financial services, real estate development, homebuilding, resort development and vacation ownership, restaurant and real estate investment banking and services industries, while other factors apply directly to us. These include, but are not limited to, the following risks and uncertainties associated with BFC: the impact of economic, competitive and other factors affecting the Company and its subsidiaries, and their operations, markets, products and services; that available cash may not be sufficient to make desired investments; that we may not be able to successfully execute our anticipated growth strategies; that BFC shareholders' interests may be diluted in transactions utilizing BFC stock for consideration and investments in its subsidiaries may be diluted by transactions entered into by the subsidiaries; that the performance of entities in which the Company holds interests may not be as anticipated; that BFC will be subject to the unique business and industry risks and characteristics of each entity in which an investment is made; and that appropriate investment opportunities on reasonable terms and at reasonable prices may not be available. With respect to BankAtlantic Bancorp, the risks and uncertainties that may affect BankAtlantic Bancorp are: the impact of economic, competitive and other factors affecting BankAtlantic Bancorp and its operations, markets, products and services; credit risks and loan losses, and the related sufficiency of the allowance for loan losses, including the impact on the credit quality of its loans of changes in the real estate markets in its trade area and where its collateral is located; the quality of its residential land acquisition and development loans (including "Builder Land Loans") and conditions specifically in that market sector; changes in interest rates and the effects of, and changes in, trade, monetary and fiscal policies and laws including their impact on BankAtlantic's net interest margin; adverse conditions in the stock market, the public debt market and other capital markets and the impact of such conditions on its activities and the value of its assets; BankAtlantic's seven-day banking initiatives and other growth, marketing or advertising initiatives not resulting in continued growth of core deposits or producing results which do not justify their costs; the success of its expense discipline initiatives; BankAtlantic's new store expansion program, successfully opening the anticipated number of new stores in 2007 and achieving growth and profitability at the stores in the time frames anticipated, if at all; and the impact of periodic testing of goodwill and other intangible assets for impairment. Past performance, actual or estimated new account openings and growth rate may not be indicative of future results. Additionally, BankAtlantic Bancorp acquired a significant investment in Stifel equity securities in connection with the Ryan Beck Holdings, Inc. sale subjecting it to the risk of the value of Stifel shares and warrants received varying over time, and the risk that no gain will be realized. The earn-out amounts payable under the agreement with Stifel are contingent upon the performance of individuals and divisions of Ryan Beck which are now under the exclusive control and direction of Stifel, and there is no assurance that BankAtlantic Bancorp will be entitled to receive any earn-out payments. With respect to Levitt, the risks and uncertainties that may affect Levitt are: the impact of economic, competitive and other factors affecting Levitt and its operations; the market for real estate in the areas where Levitt has developments, including the impact of market conditions on Levitt's margins and the fair value of its real estate inventory; changes to the estimated fair value of Levitt's real estate inventory and the potential for further write-downs or impairment charges; the need to offer additional incentives or discounts to buyers to generate sales; the effects of increases in interest rates and availability of credit to buyers of Levitt's homes; cancellations of existing sales contracts and the ability to consummate sales contracts included in Levitt's backlog; Levitt's ability to limit overhead and costs commensurate with sales; Levitt's ability to periodically renew its credit facilities on acceptable terms, if at all; Levitt's ability to maintain sufficient liquidity and satisfactory bank relationships in the event of a continued weakness in the housing market; Levitt's ability to access additional capital on acceptable terms, if at all; and Levitt's success at managing the risks involved in the foregoing. In addition to the risks and factors identified above and elsewhere in this document, reference is also made to other risks and factors detailed in reports filed by the Company with the Securities and Exchange Commission. The Company cautions that the foregoing factors are not exclusive. Forward Looking Statements PLEASE READ CAREFULLY

Introduction

A diversified holding company based in Fort Lauderdale, Florida NYSE ARCA: BFF 47.7 million shares outstanding Management owns directly or indirectly 40% of the shares outstanding Interests in: Retail & commercial banking Regional investment bank & brokerage Homebuilding Master planned community development Time share & vacation ownership International themed restaurant chain Commercial real estate investment firm Overview

Second largest bank headquartered in FL with $6.5 billion in assets and 97 branches "America's Oldest Homebuilder;" predecessor built Levittowns in the 1940's Large master-planned community developer owning more than 11,000 acres in FL and SC Well known Asian themed restaurant chain with 99 locations Timeshare resort company that provides owners access to over 40 resorts Investment banking and brokerage company with 152 offices located primarily throughout the Midwest and Mid-Atlantic regions Who is BFC? BFC is a diversified holding company with direct and indirect investments in well-established, brand-name companies:

Investment Highlights Experienced management team with significant level of ownership in the company High levels of voting interest in the portfolio of assets Controlling voting interest in Levitt and BankAtlantic 17% voting interest in Benihana 31% voting interest in Bluegreen (through Levitt) Key management and/or board positions - Levitt, BankAtlantic, Benihana and Bluegreen Anticipates participating in: Eventual housing industry recovery with focus on active adult / retirement market Master-planned real estate development in Southeast markets BankAtlantic growing through substantial branch expansion Value proposition: Key publicly-traded assets held by BFC trading at or near 43 month lows BFC trading at a discount to net asset value

BFC's Strategy Invest in and acquire mid-market operating businesses Long-term investment horizon Prefer control investments Diverse industries Use cash and/or BFC stock for acquisitions

Preferred Investment Situations Public or private companies Divestiture of subsidiary by larger company Family business seeking to monetize holdings but preserve management and legacy Going private transactions and management buyouts Change of control transactions Significant minority purchases in special situations

BFC Management Team

Alan B. Levan

- Chairman and CEO of BFC and its predecessors since 1978
- Chairman, President and CEO of BankAtlantic Bancorp (NYSE: BBX) and its predecessors since 1987
- Chairman & CEO of Levitt Corporation (NYSE: LEV) and Chairman of Bluegreen Corp. (NYSE: BXG)



Alan B. Levan

Phil Bakes

- Managing Director of BFC since January 2004
- President and founder of a Florida and New York-based advisory and merchant banking firm from 1990-2004, and various firm-led endeavors, including a leisure travel consolidation enterprise, 1999-2003
- President/CEO of two major U.S. airlines from 1983 to 1990
- Prior to business career from 1973-1980, served as an assistant Watergate prosecutor, counsel to several US Senate Subcommittees and General Counsel of a federal regulatory agency



Phil Bakes

John E. Abdo

- Vice Chairman of BFC since 1993 and Director since 1988
- Vice Chairman of BankAtlantic Bancorp and its predecessors since 1987
- Vice Chairman and President of Levitt Corporation and Vice Chairman of Bluegreen
- Director of Benihana, Inc. (NASDAQ: BNHN / BNHNA) since 1990



John E. Abdo

George P. Scanlon

- Appointed BFC's CFO and EVP in April 2007
- CFO and EVP of Levitt Corporation since August 2004
- CFO of Datacore Sofware Corporation from 2001 to 2004 and of Seisint, Inc. from 2000 to 2001
- Served in a variety of management positions at Ryder System, Inc. from 1982 to 2000, including Senior Vice President



George P. Scanlon

9

Business Approach Create long-term shareholder value Leverage management's investment track record Network of business executives, entrepreneurs and intermediaries generates deal flow and potential new opportunities "Buy & Hold" philosophy differentiates BFC from most other financial buyers Partner with experienced management teams who want to manage for the long-term Invest in sound platforms with long-term sustainability consistent with the "Buy & Hold" philosophy Invest in situations where various factors have limited pre-acquisition growth Support management teams by providing: Board oversight and corporate governance Financing assistance Strategic planning Investment expertise and counsel Respect, patience and loyalty

BFC Portfolio BankAtlantic Bancorp sold Ryan Beck to Stifel Financial Corporation for stock and other consideration on February 28, 2007. 1

BFC Investments

BFC Investment History 1985-2007 Phase I: Creating The Platform (1985 - 1997) BankAtlantic Bancorp Retail & Commercial Banking Phase II: Diversification (1997 - Present) Core Communities Master Plan Community Land Developer 1997 Ryan Beck & Co.1 Investment Bank 1998 Levitt and Sons Homebuilder 1999 Bluegreen Corporation Vacation Ownership 2001 & 2002 Benihana Inc. Restaurant Chain 2004 & 2005 Notes: BankAtlantic Bancorp sold Ryan Beck to Stifel Financial Corporation for stock and other consideration on February 28, 2007. While only a portion of its Stifel shares are currently registered and BankAtlantic Bancorp will hold unregistered securities for periods of time, BankAtlantic Bancorp has indicated that it anticipates gradually reducing its Stifel investment and using the proceeds for general corporate purposes, including support of future growth of BankAtlantic.

PHASE I Creating the Platform NYSE: BBX www.bankatlanticbancorp.com

Overview Founded in 1952 97 branches open 7 days a week $6.5 billion in assets and $4.0 billion in deposits as of 6/30/2007 BFC owns approximately 23% of BankAtlantic Bancorp, representing 55% of total voting power

BankAtlantic Footprint

3/31/2005 6/31/05 9/31/05 12/31/2005 3/31/2006 6/31/06 9/31/06 12/31/2006 6/30/2007 2007 Estimate Existing Stores 71 73 73 74 75 77 79 82 88 88 New Stores for Period 2 0 1 1 2 2 3 6 6 20 BankAtlantic New Store Growth Store Expansion Since 2005 108 73 73 74 75 77 79 82 88 94

BankAtlantic New Core Deposit Accounts(1) 2001 2002 2003 2004 2005 2006 2007 YTD NEW LOW COST DEP 43000 99000 145000 166000 226000 270000 139000 Compound Growth 44.4% Core deposits include DDA, NOW and savings deposit accounts held by individuals and business customers.

BankAtlantic Performance BBX Stock Price Graph Notes: Price and volume information thru July 31, 2007.

PHASE II Diversification - 1997 - 2007

NYSE: LEV www.levittcorporation.com

Overview of Levitt Corporation Homebuilding and Master Plan Community Developer in the Southeastern United States BFC owns approximately 17% of the outstanding common stock and holds approximately 53% of the voting control Assets(1): $1,097 million Shareholder's Equity(1): $287 million As of June 30, 2007.

Focus on Future Growth in FL and Southeast

Levitt CORPORATION

- Florida and the Southeast have historically been high-growth markets
  - Florida (#2), Georgia (#4) and South Carolina (#9) historically among top 10 states of net in-migration per day
  - Approximately 700 people migrate daily to Florida
  - Florida's population growth rate is projected to be the 4th highest in nation from 2006 through 2011
- Economy in the Southeast is relatively robust
  - FL had 5 of top 15 strongest job markets in the U.S. in 2006
  - FL unemployment rate of 3.2% (6th lowest in the U.S.) vs 4.4% nationwide as of March 2007
- Homebuilding subsidiary, Levitt and Sons, specializes in active adult segment
  - Fastest growing customer segment as baby boomers age
  - ~65% of Levitt's net units available for sale target active adults



TN
SC
GA
FL
Levitt Projects

23

Sources: SNL Financial, Business 2.0, U.S. Census and Bureau of Labor Statistics.

BFC

www.corecommunities.com Master-Planned Community Developer

Overview Core Communities has been a master-planned community developer since 1996. One of the leading master-planned community developers in the country Its St. Lucie West project was ranked as the 6th fastest selling master-planned community in 2003(1) and completed in 2006 TraditionTM Florida, an 8,200-acre community ranked the 8th fastest selling master-planned community in 2004 (1), is planned to ultimately feature up to 18,000 residences as well as 8.5 million square feet of commercial space including a commercial town center, a power center featuring big-box retailers, and a world-class corporate park (1) Source: Robert Charles Lesser & Co. Town Square, Tradition, FL Recently began development of TraditionTM South Carolina, an approximate 5,400-acre parcel of land located near Hilton Head Island and Bluffton, South Carolina that is planned to ultimately include up to 9,500 residences and 1.5 million square feet of commercial space

Master-Planned Communities Port St. Lucie One of the Nation's fastest growing large cities(1) St. Lucie West Tradition, SC Acquired September, 2005 St. Lucie West Tradition, FL Tradition, SC Acquired September, 2005 Reported by U.S. Census Bureau for the periods ended July 1, 2004 and 2005.

Core Communities Land Inventory Community Saleable Acres Book Value / Acre Tradition, Florida 4,058 $30,000 Tradition, S. Carolina 2,812 $29,000 Total / Wtd. Avg. 6,870 $30,000 Note: Data as of June 30, 2007.

Homebuilder America's Oldest Home Builder (1929) William J. Levitt, Father of suburbia Developer of Levittowns in New York, New Jersey and Pennsylvania Residential Builder of over 200,000 homes

Building a Proud Legacy

Overview Levitt and Sons and its predecessors, "America's Oldest Homebuilder," commenced operations in 1929 and was one of the first developers of suburban communities including the famed Levittown communities in the Northeast Increased active homebuilding communities from 3 in Florida in 1999 to more than 20 in four states in 2007 Specializes in design and development of Active Adult and family communities

Levitt Corporation Performance LEV Stock Price Graph Notes: Price and volume information thru July 31, 2007.

NYSE: BXG www.bluegreencorp.com

Overview Fifth largest publicly-held operator of vacation ownership resort properties(a) Ranked #57 on Forbes' 2005 list of the "The 200 Best Small Companies" Ranked #48 on Fortune's 2005 list of "America's 100 Fastest Growing Companies" Bluegreen was founded in 1966 and has two principal businesses: Developing and marketing time-share resorts Developing and marketing subdivided residential lots to retail customers Levitt Corporation currently owns approximately 9.5 million shares, or 31% of Bluegreen Solara Surfside Resort (Surfside, FL) Notes: (a) Vacation Ownership World, February 2007.

Nationwide growth strategies Expand sales distribution infrastructure Broaden property portfolio Leverage brand by expanding marketing channels Ongoing technological innovation Strengthen financing relationships Bluegreen Footprint Resorts and Communities Footprint Note: Hawaii and Puerto Rico resorts (2) not pictured. Resorts Communities New Resorts 2008

Bluegreen Resort Owner Expansion Growing Number of Resort Owners 18% CAGR 12/31/2005 12/31/2004 12/31/2003 12/31/2002 12/31/2006 171,000

Bluegreen Performance BXG Stock Price Graph Notes: Price and volume information thru July 31, 2007.

www.ryanbeck.com

Founded in 1946 Full-service investment banking and brokerage firm Purchased in 1998 by BFC subsidiary, BankAtlantic Bancorp Facilitated acquisition of assets of Gruntal & Co. which added 400 consultants and $13 billion in client assets Grew from 300 employees at time of acquisition to approximately 1,100 employees in 41 offices throughout the US as of December 31, 2006 Sold to Stifel Financial Corporation (NYSE: SF) in February 2007 Sale resulted in BankAtlantic Bancorp becoming Stifel's largest shareholder at 16% Stifel has over 3,000 employees and 152 offices located primarily throughout the Midwest and Mid-Atlantic regions. Overview

NASDAQ: BNHN / BNHNA www.benihana.com

Overview Founded in 1964, largest operator in United States of teppanyaki- style Japanese restaurants under the "Benihana" brand Operator of additional Asian-themed concepts primarily under HARU and RA Sushi brands Current restaurant operations: 59 Benihana (owned) 19 Benihana (franchised) 7 Haru (owned) 14 RA Sushi (owned) Benihana has embarked on a renovation program for it's core concept, Benihana, and expand its newer concept RA Sushi Benihana plans to open 7 to 11 new restaurants annually. BFC's Investment $20 million of convertible preferred stock purchased in 2 tranches in July 2004 and August 2005 Preferred stock has voting rights and 5% annual dividend Investment represents approximately 10% (at conversion price of $12.67 per share) of economic ownership and 17% of common stock vote

Benihana Performance Benihana Performance BNHN Stock Price Graph Notes: Price and volume information thru July 31, 2007.

BFC Performance Stock Price Graph Price per share ($) Volume (in thousands) 6/17/03 - 15% stock dividend 12/1/03 - 25% stock dividend 3/1/04 - 25% stock dividend 5/25/04 - 25% stock dividend 5/5/03 - BFCF listed on NASDAQ 3/14/05 - 25% stock dividend 6/16/05 - Offering of 5.96 mil. shares 6/22/06 - BFF listed on NYSE ARCA 7/17/07 - Offering of 11.5 mil. shares

Increased company-wide comparable restaurant sales by 6.4% during the 16-week period ending 7/22/07 Accelerated roll-out of Benihana renovation program Exceeding company target of 15% first-year same store sales growth at remodeled units Opening 7 to 11 new restaurants per year Strong unit- and company-level economics (17% restaurant operating profit margin) Anticipates participating in future homebuilding industry recovery and growing active adult segment Anticipates taking advantage of future business demand in Florida and the Southeast (i.e. geographic and demographic) Expects value realization over time through master planned community land development subsidiary, Core Communities Investing in new branches for long-term growth Continued strategy of increasing low-cost deposits through sales culture and new branch development in Florida Positioned for growth with 3.5% deposit share in its Florida "footprint" markets;(1) Large investment in Stifel Financial Corporation Growing resort ownership count 18% annually since the end of 2002 Focusing sales efforts on higher margin upgrading of existing customers while acquiring new customers through new off-site sales offices and resorts Per Florida Bankers Association, 12/31/2006. Footprint markets consist of Broward, Palm Beach and Miami-Dade counties and Tampa Bay. Per Bluegreen's earnings press release, dated July 26, 2007, for the period ended June 30, 2007. BFC Portfolio Companies Positioned for Future

Investment Highlights Experienced management team with significant level of ownership in the company High levels of voting interest in the portfolio of assets Controlling voting interest in Levitt and BankAtlantic 17% voting interest in Benihana 31% voting interest in Bluegreen (through Levitt) Key management and/or board positions - Levitt, BankAtlantic, Benihana and Bluegreen Anticipates participating in: Eventual housing industry recovery with focus on active adult / retirement market Master-planned real estate development in Southeast markets BankAtlantic growing through substantial branch expansion Value proposition: Key publicly-traded assets held by BFC trading at or near 43 month lows BFC trading at a discount to net asset value

www.bfcfinancial.com